Exhibit 99.2

Supplemental Financial Information

Fourth Quarter 2021

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2020.

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Preface	PRIMERICA, INC. Financial Supplement

Fourth Quarter 2021

This document is a financial supplement to our fourth quarter 2021 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, loss on the extinguishment of debt, transaction-related expenses associated with the purchase of 80% of e-TeleQuote Insurance, Inc. and subsidiaries (collectively, “e-TeleQuote”), adjustments to share-based compensation expense for shares exchanged in the business combination, and non-cash goodwill impairment charges.  We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated the Company's insurance operations.  We exclude the loss on the extinguishment of debt, e-TeleQuote transaction-related expenses, and non-cash goodwill impairment charges in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results.  We exclude adjustments to share-based compensation expense for shares exchanged in the business combination to eliminate period-over-period fluctuations that may obscure comparisons of operating results primarily due to the volatility of changes in the fair value of shares prior to the dates they can ultimately be redeemed. Adjusted operating income before income taxes and adjusted net operating income exclude income attributable to the noncontrolling interest to present only the income that is attributable to stockholders of the Company.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,730,715	$2,626,043	$2,805,065	$2,861,883	$3,096,703	$3,133,860	$3,431,825	$3,056,395	$3,277,830
Securities held to maturity	1,184,370	1,237,270	1,278,580	1,323,740	1,346,350	1,362,210	1,368,740	1,376,090	1,379,100
Total investments and cash	3,915,085	3,863,313	4,083,645	4,185,623	4,443,053	4,496,070	4,800,565	4,432,485	4,656,930
Due from reinsurers	4,169,823	4,132,897	4,217,129	4,229,088	4,273,904	4,345,483	4,239,510	4,278,322	4,268,419
Deferred policy acquisition costs	2,325,750	2,346,656	2,434,462	2,532,409	2,629,644	2,712,169	2,808,347	2,877,921	2,943,782
Goodwill	—	—	—	—	—	—	—	224,180	179,154
Other assets	792,129	799,123	851,660	885,083	899,165	921,236	925,621	1,330,620	1,274,946
Separate account assets	2,485,745	2,128,924	2,377,654	2,468,328	2,659,520	2,638,901	2,745,827	2,672,606	2,799,992
Total assets	$13,688,532	$13,270,912	$13,964,550	$14,300,532	$14,905,286	$15,113,858	$15,519,871	$15,816,135	$16,123,222

Liabilities:
Future policy benefits	$6,446,569	$6,472,397	$6,567,169	$6,664,061	$6,790,557	$6,885,115	$6,984,272	$7,057,599	$7,138,649
Other policy liabilities	744,087	737,435	855,083	911,454	984,612	1,020,349	977,373	1,054,925	1,103,642
Income taxes	209,221	208,357	265,369	216,639	223,496	235,233	204,197	260,264	241,311
Other liabilities	563,931	554,014	574,426	573,254	618,874	633,719	641,025	668,643	669,631
Debt obligations	374,037	374,131	374,226	374,320	374,415	374,511	499,606	514,702	607,102
Surplus note	1,183,728	1,236,644	1,277,970	1,323,146	1,345,772	1,361,648	1,368,194	1,375,559	1,378,585
Payable under securities lending	28,723	28,896	29,973	48,883	72,154	87,190	80,613	105,264	94,529
Separate account liabilities	2,485,745	2,128,924	2,377,654	2,468,328	2,659,520	2,638,901	2,745,827	2,672,606	2,799,992
Total liabilities	12,036,041	11,740,798	12,321,870	12,580,086	13,069,401	13,236,666	13,501,107	13,709,563	14,033,442

Redeemable noncontrolling interest	—	—	—	—	—	—	—	7,631	7,271

Stockholders’ equity:
Common stock ($0.01 par value) (1)	412	405	397	394	393	394	394	395	394
Paid-in capital	(0)	(0)	(0)	(0)	(0)	8,138	12,880	17,454	5,224
Retained earnings	1,593,281	1,565,803	1,569,689	1,629,114	1,705,786	1,785,037	1,894,539	1,988,324	2,004,506
Treasury stock	—	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	64,564	(1,318)	93,726	105,758	128,128	77,053	96,990	84,701	63,775
Cumulative translation adjustment	(5,765)	(34,776)	(21,132)	(14,820)	1,578	6,570	13,960	8,068	8,611
Total stockholders’ equity (2)	1,652,492	1,530,114	1,642,680	1,720,446	1,835,885	1,877,192	2,018,764	2,098,941	2,082,510
Total liabilities and stockholders' equity	$13,688,532	$13,270,912	$13,964,550	$14,300,532	$14,905,286	$15,113,858	$15,519,871	$15,816,135	$16,123,222

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,652,492	$1,530,114	$1,642,680	$1,720,446	$1,835,885	$1,877,192	$2,018,764	$2,098,941	$2,082,510
Less: Net unrealized gains (losses)	64,564	(1,318)	93,726	105,758	128,128	77,053	96,990	84,701	63,775
Adjusted stockholders’ equity	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,541,436	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139	$1,921,774	$2,014,241
Net Income attributable to Primerica, Inc.	93,557	72,469	101,510	112,101	100,084	97,872	128,162	112,456	34,868
Shareholder dividends	(14,162)	(16,530)	(16,083)	(15,882)	(15,851)	(18,620)	(18,660)	(18,671)	(18,686)
Retirement of shares and warrants	(44,137)	(95,676)	(86,513)	(41,556)	(13,426)	(5,966)	(521)	(88)	(18,829)
Net foreign currency translation adjustment	6,500	(29,011)	13,645	6,312	16,398	4,992	7,390	(5,892)	543
Other, net	4,734	12,252	4,964	4,759	5,864	14,105	5,264	4,662	6,597
Balance, end of period	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,281,560	$2,325,750	$2,346,656	$2,434,462	$2,532,409	$2,629,644	$2,712,169	$2,808,347	$2,877,921
General expenses deferred	8,608	9,726	9,205	9,702	9,510	10,558	10,055	9,248	9,062
Commission costs deferred	97,538	104,793	120,967	130,719	128,084	134,188	136,085	129,287	124,515
Amortization of deferred policy acquisition costs	(67,279)	(70,311)	(53,177)	(47,491)	(53,342)	(66,105)	(54,286)	(62,214)	(68,575)
Foreign currency impact and other, net	5,322	(23,302)	10,812	5,017	12,984	3,884	4,324	(6,748)	858
Balance, end of period	$2,325,750	$2,346,656	$2,434,462	$2,532,409	$2,629,644	$2,712,169	$2,808,347	$2,877,921	$2,943,782

(1)	Outstanding common shares exclude restricted stock units.
(2)	Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$/# Change	% Change	YTD 2020	YTD 2021	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	41,131,200	40,131,877	39,587,978	39,420,628	39,455,948	39,530,691	39,560,786	39,568,470	147,842	0.4%	40,064,841	39,529,786	(535,055)	-1.3%

Net income attributable to Primerica, Inc.	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$112,456	$34,868	$(65,215)	-65.2%	$386,164	$373,357	$(12,807)	-3.3%
Less income attributable to unvested participating securities	(310)	(437)	(493)	(433)	(417)	(525)	(458)	(141)	292	67.5%	(1,671)	(1,533)	138	8.3%
Net income used in computing basic EPS	$72,159	$101,073	$111,608	$99,651	$97,455	$127,636	$111,997	$34,728	$(64,923)	-65.2%	$384,493	$371,824	$(12,668)	-3.3%
Basic earnings per share	$1.75	$2.52	$2.82	$2.53	$2.47	$3.23	$2.83	$0.88	$(1.65)	-65.3%	$9.60	$9.41	$(0.19)	-2.0%

Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$129,355	$118,708	$117,007	$19,668	20.2%	$391,584	$462,199	$70,615	18.0%
Less operating income attributable to unvested participating securities	(364)	(424)	(487)	(421)	(414)	(530)	(484)	(472)	(51)	-12.2%	(1,695)	(1,898)	(203)	-12.0%
Adjusted net operating income used in computing basic operating EPS	$84,682	$98,056	$110,231	$96,918	$96,715	$128,825	$118,224	$116,535	$19,616	20.2%	$389,889	$460,301	$70,412	18.1%
Basic adjusted operating income per share	$2.06	$2.44	$2.78	$2.46	$2.45	$3.26	$2.99	$2.95	$0.49	19.8%	$9.73	$11.64	$1.91	19.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	41,131,200	40,131,877	39,587,978	39,420,628	39,455,948	39,530,691	39,560,786	39,568,470	147,842	0.4%	40,064,841	39,529,786	(535,055)	-1.3%
Dilutive impact of contingently issuable shares	107,361	114,090	122,097	133,544	124,505	121,595	117,923	122,929	(10,615)	-7.9%	120,087	121,738	1,651	1.4%
Shares used to calculate diluted EPS	41,238,561	40,245,967	39,710,075	39,554,172	39,580,453	39,652,286	39,678,709	39,691,399	137,227	0.3%	40,184,928	39,651,524	(533,404)	-1.3%

Net income attributable to Primerica, Inc.	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$112,456	$34,868	$(65,215)	-65.2%	$386,164	$373,357	$(12,807)	-3.3%
Less income attributable to unvested participating securities	(310)	(436)	(492)	(431)	(416)	(524)	(457)	(140)	291	67.4%	(1,667)	(1,529)	138	8.3%
Net income used in computing diluted EPS	$72,159	$101,074	$111,609	$99,652	$97,456	$127,638	$111,998	$34,728	$(64,924)	-65.2%	$384,497	$371,828	$(12,669)	-3.3%
Diluted earnings per share	$1.75	$2.51	$2.81	$2.52	$2.46	$3.22	$2.82	$0.87	$(1.64)	-65.3%	$9.57	$9.38	$(0.19)	-2.0%

Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$129,355	$118,708	$117,007	$19,668	20.2%	$391,584	$462,199	$70,615	18.0%
Less operating income attributable to unvested participating securities	(364)	(423)	(486)	(420)	(413)	(529)	(483)	(471)	(51)	-12.2%	(1,690)	(1,893)	(203)	-12.0%
Adjusted net operating income used in computing diluted operating EPS	$84,683	$98,057	$110,232	$96,919	$96,717	$128,827	$118,225	$116,536	$19,616	20.2%	$389,894	$460,306	$70,413	18.1%
Diluted adjusted operating income per share	$2.05	$2.44	$2.78	$2.45	$2.44	$3.25	$2.98	$2.94	$0.49	19.8%	$9.70	$11.61	$1.91	19.6%

																	YOY Q4							YOY YTD
	Q1 2020		Q2 2020		Q3 2020		Q4 2020		Q1 2021		Q2 2021		Q3 2021		Q4 2021		$/# Change		% Change	YTD 2020		YTD 2021		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity (1)	$1,591,303		$1,586,397		$1,681,563		$1,778,166		$1,856,539		$1,947,978		$2,058,852		$2,090,726		$312,560		17.6%	$1,659,357		$1,988,524		$329,167		19.8%
Average adjusted stockholders' equity (1)	$1,559,680		$1,540,193		$1,581,821		$1,661,222		$1,753,948		$1,860,956		$1,968,007		$2,016,488		$355,265		21.4%	$1,585,729		$1,899,850		$314,121		19.8%

Net income attributable to Primerica, Inc. return on stockholders' equity	18.2%		25.6%		26.7%		22.5%		21.1%		26.3%		21.8%		6.7%		-15.8%		nm	23.3%		18.8%		-4.5%		nm
Net income attributable to Primerica, Inc. return on adjusted stockholders' equity	18.6%		26.4%		28.3%		24.1%		22.3%		27.5%		22.9%		6.9%		-17.2%		nm	24.4%		19.7%		-4.7%		nm

Adjusted net operating income return on adjusted stockholders' equity	21.8%		25.6%		28.0%		23.4%		22.2%		27.8%		24.1%		23.2%		-0.2%		nm	24.7%		24.3%		-0.4%		nm

Capital Structure
Debt-to-capital (2)	19.6%		18.6%		17.9%		16.9%		16.6%		19.8%		19.7%		22.6%		5.6%		nm	16.9%		22.6%		5.6%		nm
Debt-to-capital, excluding AOCI (2)	19.3%		19.2%		18.7%		18.0%		17.3%		20.8%		20.4%		23.2%		5.2%		nm	18.0%		23.2%		5.2%		nm

Cash and invested assets to stockholders' equity	2.5	x	2.5	x	2.4	x	2.4	x	2.4	x	2.4	x	2.1	x	2.2	x	(0.2	x)	nm	2.4	x	2.2	x	(0.2	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.5	x	2.6	x	2.6	x	2.6	x	2.5	x	2.5	x	2.2	x	2.3	x	(0.3	x)	nm	2.6	x	2.3	x	(0.3	x)	nm

Share count, end of period (3)	40,459,767		39,667,002		39,374,259		39,305,902		39,414,085		39,443,561		39,470,748		39,367,754		61,852		0.2%	39,305,902		39,367,754		61,852		0.2%
Adjusted stockholders' equity per share	$37.85		$39.05		$41.01		$43.45		$45.67		$48.72		$51.03		$51.28		$7.83		18.0%	$43.45		$51.28		$7.83		18.0%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity
(2)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(3)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$702,637	$717,088	$736,606	$750,818	$762,227	$780,299	$785,277	$794,344	$43,527	5.8%	$2,907,149	$3,122,148	$215,000	7.4%
Ceded premiums	(386,825)	(402,549)	(393,716)	(397,676)	(395,973)	(413,850)	(401,295)	(405,147)	(7,471)	-1.9%	(1,580,766)	(1,616,264)	(35,498)	-2.2%
Net premiums	315,813	314,539	342,890	353,142	366,254	366,450	383,983	389,197	36,056	10.2%	1,326,383	1,505,884	179,502	13.5%
Net investment income	15,420	22,710	22,953	22,731	20,052	20,535	20,000	20,001	(2,730)	-12.0%	83,814	80,588	(3,225)	-3.8%
Commissions and fees:
Sales-based (1)	80,891	62,812	65,600	75,347	98,112	104,716	95,229	103,451	28,104	37.3%	284,651	401,508	116,857	41.1%
Asset-based (2)	81,395	78,146	86,695	93,669	101,241	108,490	113,558	118,015	24,346	26.0%	339,904	441,303	101,399	29.8%
Account-based (3)	20,204	20,478	21,008	21,351	21,120	21,848	21,456	22,514	1,163	5.4%	83,041	86,939	3,898	4.7%
Other commissions and fees	7,579	10,352	11,999	13,746	13,571	15,635	39,553	44,304	30,559	nm	43,675	113,063	69,388	nm
Investment (losses) gains	(10,030)	1,742	642	2,650	1,766	701	1,410	1,995	(655)	-24.7%	(4,996)	5,872	10,867	nm
Other, net	13,665	15,036	16,674	15,695	15,595	16,313	18,051	24,616	8,921	56.8%	61,069	74,575	13,505	22.1%
Total revenues	524,936	525,815	568,460	598,330	637,711	654,687	693,240	724,094	125,764	21.0%	2,217,541	2,709,732	492,191	22.2%
Benefits and expenses:
Benefits and claims	134,813	139,646	160,166	180,945	183,789	168,347	183,425	187,192	6,247	3.5%	615,569	722,753	107,184	17.4%
Amortization of DAC	70,311	53,177	47,491	53,342	66,105	54,286	62,214	68,575	15,233	28.6%	224,321	251,179	26,858	12.0%
Insurance commissions	6,844	6,333	9,694	9,263	8,740	8,838	8,412	8,542	(721)	-7.8%	32,134	34,532	2,398	7.5%
Insurance expenses	48,709	43,753	46,109	49,546	48,766	48,579	51,901	53,359	3,813	7.7%	188,117	202,604	14,487	7.7%
Sales commissions:
Sales-based (1)	56,561	44,834	46,821	52,931	68,594	73,629	67,745	77,390	24,459	46.2%	201,148	287,359	86,211	42.9%
Asset-based (2)	36,323	35,673	39,349	43,227	46,866	50,488	53,233	55,614	12,387	28.7%	154,572	206,201	51,630	33.4%
Other sales commissions	3,723	4,985	5,779	6,430	6,434	7,185	8,290	6,839	409	6.4%	20,917	28,748	7,830	37.4%
Interest expense	7,192	7,200	7,221	7,225	7,145	7,141	7,529	8,804	1,578	21.8%	28,839	30,618	1,779	6.2%
Contract acquistion costs (4)	—	—	—	—	—	—	23,524	29,264	29,264	nm	—	52,788	52,788	nm
Other operating expenses	65,914	56,152	59,348	63,781	72,964	66,730	79,866	77,292	13,511	21.2%	245,195	296,851	51,656	21.1%
Goodwill impairment	—	—	—	—	—	—	—	76,000	76,000	nm	—	76,000	76,000	nm
Loss on extinguishment of debt	—	—	—	—	—	—	—	8,927	8,927	nm	—	8,927	8,927	nm
Total benefits and expenses	430,391	391,753	421,978	466,690	509,403	485,222	546,138	657,797	191,107	40.9%	1,710,811	2,198,561	487,749	28.5%
Income before income taxes	94,546	134,062	146,482	131,640	128,308	169,465	147,102	66,296	(65,344)	-49.6%	506,730	511,171	4,441	0.9%
Income taxes	22,077	32,552	34,382	31,556	30,437	41,304	35,663	31,788	232	0.7%	120,566	139,191	18,625	15.4%
Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$111,439	$34,508	$(65,576)	-65.5%	$386,164	$371,980	$(14,184)	-3.7%
Net income attributable to noncontrolling interests	—	—	—	—	—	—	(1,017)	(360)	(360)	nm	—	(1,377)	(1,377)	nm
Net Income attributable to Primerica, Inc.	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$112,456	$34,868	$(65,215)	-65.2%	$386,164	$373,357	$(12,807)	-3.3%

Income Before Income Taxes by Segment
Term Life	$82,892	$94,903	$105,316	$89,440	$88,236	$116,778	$107,589	$102,019	$12,579	14.1%	$372,551	$414,621	$42,070	11.3%
Investment & Savings Products	47,700	46,859	51,372	56,713	63,363	71,154	69,369	70,699	13,986	24.7%	202,645	274,585	71,940	35.5%
Senior Health	—	—	—	—	—	—	(8,489)	(76,561)	(76,561)	nm	—	(85,050)	(85,050)	nm
Corporate & Other Distributed Products	(36,046)	(7,700)	(10,206)	(14,514)	(23,290)	(18,467)	(21,367)	(29,861)	(15,347)	-105.7%	(68,466)	(92,985)	(24,519)	-35.8%
Income before income taxes	$94,546	$134,062	$146,482	$131,640	$128,308	$169,465	$147,102	$66,296	$(65,344)	-49.6%	$506,730	$511,171	$4,441	0.9%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.
(4)

Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs

6 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$774,500	$779,490	$789,325	$43,766	5.9%	$2,883,583	$3,099,828	$216,245	7.5%
Less: Premiums ceded to IPO Coinsurers	260,076	257,529	254,938	253,039	249,944	246,874	241,439	239,828	(13,211)	-5.2%	1,025,582	978,085	(47,497)	-4.6%
Term Life adjusted direct premiums	$436,488	$453,659	$475,335	$492,520	$506,570	$527,626	$538,051	$549,496	$56,977	11.6%	$1,858,001	$2,121,743	$263,742	14.2%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(385,232)	$(400,919)	$(392,004)	$(395,767)	$(394,550)	$(412,028)	$(399,835)	$(403,184)	$(7,417)	-1.9%	$(1,573,922)	$(1,609,598)	$(35,676)	-2.3%
Less: Premiums ceded to IPO Coinsurers	(260,076)	(257,529)	(254,938)	(253,039)	(249,944)	(246,874)	(241,439)	(239,828)	13,211	5.2%	(1,025,582)	(978,085)	47,497	4.6%
Term Life other ceded premiums	$(125,156)	$(143,390)	$(137,066)	$(142,728)	$(144,606)	$(165,154)	$(158,397)	$(163,356)	$(20,628)	-14.5%	$(548,340)	$(631,513)	$(83,173)	-15.2%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$15,420	$22,710	$22,953	$22,731	$20,052	$20,535	$20,000	$20,001	$(2,730)	-12.0%	$83,814	$80,588	$(3,225)	-3.8%
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	(640)	(899)	nm	nm	(1,995)	(2,502)	nm	nm
Adjusted net investment income	$21,799	$20,451	$21,788	$21,771	$20,845	$20,705	$20,640	$20,900	$(871)	-4.0%	$85,809	$83,091	$(2,718)	-3.2%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$65,914	$56,152	$59,348	$63,781	$72,964	$66,730	$79,866	$77,292	$13,511	21.2%	$245,195	$296,851	$51,656	21.1%
Less: eTeleQuote transaction-related costs	—	—	—	—	—	2,109	10,027	812	nm	nm	—	12,948	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	—	—	—	—	(1,004)	(739)	nm	nm	—	(1,744)	nm	nm
Adjusted other operating expenses	$65,914	$56,152	$59,348	$63,781	$72,964	$64,620	$70,843	$77,219	$13,438	21.1%	$245,195	$285,646	$40,451	16.5%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$524,936	$525,815	$568,460	$598,330	$637,711	$654,687	$693,240	$724,094	$125,764	21.0%	$2,217,541	$2,709,732	$492,191	22.2%
Less: Investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	701	1,410	1,995	nm	nm	(4,996)	5,872	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	(640)	(899)	nm	nm	(1,995)	(2,502)	nm	nm
Adjusted operating revenues	$541,346	$521,813	$566,653	$594,720	$636,738	$654,156	$692,470	$722,998	$128,278	21.6%	$2,224,532	$2,706,363	$481,830	21.7%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$94,546	$134,062	$146,482	$131,640	$128,308	$169,465	$147,102	$66,296	$(65,344)	-49.6%	$506,730	$511,171	$4,441	0.9%
Less: Investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	701	1,410	1,995	nm	nm	(4,996)	5,872	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	(640)	(899)	nm	nm	(1,995)	(2,502)	nm	nm
Less: eTeleQuote transaction-related costs	—	—	—	—	—	(2,109)	(10,027)	(812)	nm	nm	—	(12,948)	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	—	—	—	—	1,004	739	nm	nm	—	1,744	nm	nm
Less: Noncontrolling interest before income taxes	—	—	—	—	—	—	(1,465)	(540)	nm	nm	—	(2,005)	nm	nm
Less: Goodwill impairment	—	—	—	—	—	—	—	(76,000)	nm	nm	—	(76,000)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	—	—	—	—	(8,927)	nm	nm	—	(8,927)	nm	nm
Adjusted operating income before income taxes	$110,955	$130,060	$144,676	$128,030	$127,335	$171,044	$156,819	$150,740	$22,711	17.7%	$513,721	$605,938	$92,218	18.0%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$111,439	$34,508	$(65,576)	-65.5%	$386,164	$371,980	$(14,184)	-3.7%
Less: Investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	701	1,410	1,995	nm	nm	(4,996)	5,872	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	(640)	(899)	nm	nm	(1,995)	(2,502)	nm	nm
Less: e-TeleQuote transaction-related costs	—	—	—	—	—	(2,109)	(10,027)	(812)	nm	nm	—	(12,948)	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	—	—	—	—	1,004	739	nm	nm	—	1,744	nm	nm
Less: Noncontrolling interest before income taxes	—	—	—	—	—	—	(1,465)	(540)	nm	nm	—	(2,005)	nm	nm
Less: Goodwill impairment	—	—	—	—	—	—	—	(76,000)	nm	nm	—	(76,000)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	—	—	—	—	(8,927)	nm	nm	—	(8,927)	nm	nm
Less: Tax impact of reconciling items	3,832	(972)	(424)	(865)	(231)	385	2,449	1,945	nm	nm	1,571	4,548	nm	nm
Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$129,355	$118,708	$117,007	$19,668	20.2%	$391,584	$462,199	$70,615	18.0%

7 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	na	na	na	na	na	na	$(8,489)	$(76,561)	na	na	na	$(85,050)	na	na
Less: e-TeleQuote transaction-related costs	na	na	na	na	na	na	(417)	(389)	na	na	na	(806)	na	na
Less: Noncontrolling interest	na	na	na	na	na	na	(1,465)	(540)	na	na	na	(2,005)	na	na
Less: Goodwill impairment	na	na	na	na	na	na	—	(76,000)	na	na	na	(76,000)	na	na
Adjusted operating income before income taxes	na	na	na	na	na	na	$(6,608)	$369	na	na	na	$(6,239)	na	na

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(36,046)	$(7,700)	$(10,206)	$(14,514)	$(23,290)	$(18,467)	$(21,367)	$(29,861)	$(15,347)	-105.7%	$(68,466)	$(92,985)	$(24,519)	-35.8%
Less: Investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	701	1,410	1,995	nm	nm	(4,996)	5,872	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	(640)	(899)	nm	nm	(1,995)	(2,502)	nm	nm
Less: e-TeleQuote transaction-related costs	—	—	—	—	—	(2,109)	(9,610)	(423)	nm	nm	—	(12,142)	nm	nm
Less: Equity comp for awards exchanged during acquistion	—	—	—	—	—	—	1,004	739	nm	nm	—	1,744	nm	nm
Less: Loss on extinguishment of debt	—	—	—	—	—	—	—	(8,927)	nm	nm	—	(8,927)	nm	nm
Adjusted operating income before income taxes	$(19,637)	$(11,702)	$(12,013)	$(18,124)	$(24,263)	$(16,888)	$(13,531)	$(22,346)	$(4,222)	-23.3%	$(61,475)	$(77,029)	$(15,554)	-25.3%

8 of 18

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$774,500	$779,490	$789,325	$43,766	5.9%	$2,883,583	$3,099,828	$216,245	7.5%
Premiums ceded to IPO coinsurers (1)	(260,076)	(257,529)	(254,938)	(253,039)	(249,944)	(246,874)	(241,439)	(239,828)	13,211	5.2%	(1,025,582)	(978,085)	47,497	4.6%
Adjusted direct premiums (2)	436,488	453,659	475,335	492,520	506,570	527,626	538,051	549,496	56,977	11.6%	1,858,001	2,121,743	263,742	14.2%
Other ceded premiums (3)	(125,156)	(143,390)	(137,066)	(142,728)	(144,606)	(165,154)	(158,397)	(163,356)	(20,628)	-14.5%	(548,340)	(631,513)	(83,173)	-15.2%
Net premiums	311,332	310,269	338,269	349,792	361,964	362,472	379,654	386,140	36,349	10.4%	1,309,661	1,490,231	180,569	13.8%
Allocated net investment income	6,246	6,538	6,813	7,432	8,253	8,751	9,320	10,162	2,730	36.7%	27,030	36,486	9,457	35.0%
Other, net	10,168	11,426	12,717	11,768	11,810	12,315	12,476	12,369	601	5.1%	46,079	48,970	2,891	6.3%
Revenues	327,747	328,233	357,799	368,992	382,028	383,537	401,450	408,672	39,680	10.8%	1,382,770	1,575,687	192,917	14.0%

Benefits and expenses:
Benefits and claims	128,563	135,409	156,209	173,767	178,963	162,488	179,696	182,749	8,982	5.2%	593,948	703,897	109,948	18.5%
Amortization of DAC	65,840	52,730	45,529	52,109	62,584	52,235	59,287	67,344	15,235	29.2%	216,208	241,451	25,243	11.7%
Insurance commissions	3,286	2,884	5,946	5,477	4,869	4,785	4,345	4,458	(1,019)	-18.6%	17,592	18,457	865	4.9%
Insurance expenses	47,165	42,306	44,800	48,199	47,375	47,252	50,534	52,102	3,902	8.1%	182,471	197,262	14,791	8.1%
Benefits and expenses	244,855	233,330	252,483	279,551	293,792	266,760	293,862	306,652	27,101	9.7%	1,010,219	1,161,066	150,847	14.9%
Income before income taxes	$82,892	$94,903	$105,316	$89,440	$88,236	$116,778	$107,589	$102,019	$12,579	14.1%	$372,551	$414,621	$42,070	11.3%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$336,921	$352,353	$372,852	$388,303	$401,106	$420,865	$431,022	$440,490	$52,187	13.4%	$1,450,428	$1,693,483	$243,055	16.8%
Pre-IPO direct premiums (5)	359,643	358,835	357,421	357,256	355,408	353,635	348,468	348,834	(8,421)	-2.4%	1,433,155	1,406,345	(26,810)	-1.9%
Total direct premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$774,500	$779,490	$789,325	$43,766	5.9%	$2,883,583	$3,099,828	$216,245	7.5%

Premiums ceded to IPO coinsurers	$260,076	$257,529	$254,938	$253,039	$249,944	$246,874	$241,439	$239,828	$(13,211)	-5.2%	$1,025,582	$978,085	$(47,497)	-4.6%
% of Pre-IPO direct premiums	72.3%	71.8%	71.3%	70.8%	70.3%	69.8%	69.3%	68.8%	nm	nm	71.6%	69.5%	nm	nm

Benefits and claims, net (6)	$253,719	$278,799	$293,275	$316,495	$323,569	$327,642	$338,093	$346,105	$29,610	9.4%	$1,142,288	$1,335,409	$193,121	16.9%
% of adjusted direct premiums	58.1%	61.5%	61.7%	64.3%	63.9%	62.1%	62.8%	63.0%	nm	nm	61.5%	62.9%	nm	nm

DAC amortization & insurance commissions	$69,126	$55,614	$51,474	$57,585	$67,454	$57,020	$63,632	$71,802	$14,217	24.7%	$233,800	$259,908	$26,108	11.2%
% of adjusted direct premiums	15.8%	12.3%	10.8%	11.7%	13.3%	10.8%	11.8%	13.1%	nm	nm	12.6%	12.2%	nm	nm

Insurance expenses, net (7)	$36,997	$30,881	$32,083	$36,431	$35,565	$34,937	$38,057	$39,732	$3,301	9.1%	$136,392	$148,291	$11,899	8.7%
% of adjusted direct premiums	8.5%	6.8%	6.7%	7.4%	7.0%	6.6%	7.1%	7.2%	nm	nm	7.3%	7.0%	nm	nm

Total Term Life income before income taxes	$82,892	$94,903	$105,316	$89,440	$88,236	$116,778	$107,589	$102,019	$12,579	14.1%	$372,551	$414,621	$42,070	11.3%
Term Life operating margin (8)	19.0%	20.9%	22.2%	18.2%	17.4%	22.1%	20.0%	18.6%	nm	nm	20.1%	19.5%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 18

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$/# Change	% Change	YTD 2020	YTD 2021	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	130,522	130,095	134,157	136,306	134,907	132,030	132,041	130,023	(6,283)	-4.6%	130,522	134,907	4,385	3.4%
New life-licensed representatives	10,599	12,250	13,138	12,119	10,833	10,112	9,381	9,296	(2,823)	-23.3%	48,106	39,622	(8,484)	-17.6%
Non-renewal and terminated representatives	(11,026)	(8,188)	(10,989)	(13,518)	(13,710)	(10,101)	(11,399)	(9,804)	3,714	27.5%	(43,721)	(45,014)	(1,293)	-3.0%
Life-insurance licensed sales force, end of period	130,095	134,157	136,306	134,907	132,030	132,041	130,023	129,515	(5,392)	-4.0%	134,907	129,515	(5,392)	-4.0%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$61.5	$77.7	$86.0	$78.4	$74.5	$82.6	$70.7	$69.4	$(9.0)	-11.4%	$303.6	$297.2	$(6.4)	-2.1%
Additions and increases in premium	15.0	17.8	17.9	18.1	18.0	20.3	19.5	19.1	1.0	5.3%	68.9	77.0	8.1	11.8%
Total estimated annualized issued term life premium	$76.5	$95.5	$103.9	$96.5	$92.5	$103.0	$90.2	$88.5	$(8.0)	-8.3%	$372.5	$374.2	$1.8	0.5%

Issued term life policies	71,318	94,044	100,199	87,307	82,667	90,071	75,914	75,203	(12,104)	-13.9%	352,868	323,855	(29,013)	-8.2%
Estimated average annualized issued term life premium per policy (1)(2)	$863	$826	$858	$898	$901	$917	$931	$923	$25	2.8%	$860	$918	$57	6.7%

Term life face amount in-force, beginning of period ($mills)	$808,262	$804,512	$821,998	$840,227	$858,818	$869,643	$886,519	$894,018	$53,791	6.4%	$808,262	$858,818	$50,556	6.3%
Issued term life face amount (3)	23,221	27,754	30,104	28,357	26,643	29,981	26,219	25,678	(2,679)	-9.4%	109,436	108,521	(915)	-0.8%
Terminated term life face amount	(18,294)	(14,315)	(13,733)	(14,506)	(17,240)	(14,706)	(16,241)	(16,610)	(2,105)	-14.5%	(60,848)	(64,798)	(3,949)	-6.5%
Foreign currency impact, net	(8,676)	4,046	1,859	4,740	1,422	1,602	(2,480)	319	(4,421)	-93.3%	1,968	862	(1,106)	nm
Term life face amount in-force, end of period	$804,512	$821,998	$840,227	$858,818	$869,643	$886,519	$894,018	$903,404	$44,586	5.2%	$858,818	$903,404	$44,586	5.2%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 18

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$80,891	$62,812	$65,600	$75,347	$98,112	$104,716	$95,229	$103,451	$28,104	37.3%	$284,651	$401,508	$116,857	41.1%
Asset-based	81,395	78,146	86,695	93,669	101,241	108,490	113,558	118,015	24,346	26.0%	339,904	441,303	101,399	29.8%
Account-based	20,204	20,478	21,008	21,351	21,120	21,848	21,456	22,514	1,163	5.4%	83,041	86,939	3,898	4.7%
Other, net	2,542	2,745	3,034	2,949	2,949	2,958	3,094	3,096	147	5.0%	11,271	12,097	826	7.3%
Revenues	185,033	164,180	176,338	193,316	223,422	238,012	233,337	247,076	53,760	27.8%	718,867	941,848	222,980	31.0%

Benefits and expenses:
Amortization of DAC	4,305	100	1,667	982	3,275	1,786	2,580	1,027	45	4.6%	7,055	8,668	1,613	22.9%
Insurance commissions	3,201	3,106	3,377	3,500	3,572	3,747	3,747	3,839	339	9.7%	13,184	14,904	1,720	13.0%
Sales commissions:
Sales-based	56,561	44,834	46,821	52,931	68,594	73,629	67,745	77,390	24,459	46.2%	201,148	287,359	86,211	42.9%
Asset-based	36,323	35,673	39,349	43,227	46,866	50,488	53,233	55,614	12,387	28.7%	154,572	206,201	51,630	33.4%
Other operating expenses	36,942	33,608	33,751	35,963	37,752	37,207	36,664	38,507	2,544	7.1%	140,264	150,130	9,866	7.0%
Benefits and expenses	137,332	117,321	124,966	136,603	160,060	166,858	163,968	176,377	39,774	29.1%	516,222	667,263	151,041	29.3%
Income before income taxes	$47,700	$46,859	$51,372	$56,713	$63,363	$71,154	$69,369	$70,699	$13,986	24.7%	$202,645	$274,585	$71,940	35.5%

Financial Analysis

Fees paid based on client asset values (1)	$5,990	$5,712	$6,284	$6,772	$6,964	$7,535	$7,891	$8,482	$1,711	25.3%	$24,758	$30,872	$6,114	24.7%
Fees paid based on fee-generating positions (2)	10,248	9,094	8,747	9,547	10,451	10,021	9,128	9,852	305	3.2%	37,637	39,452	1,815	4.8%
Other operating expenses	20,704	18,803	18,719	19,644	20,337	19,652	19,645	20,172	528	2.7%	77,870	79,806	1,936	2.5%
Total other operating expenses	$36,942	$33,608	$33,751	$35,963	$37,752	$37,207	$36,664	$38,507	$2,544	7.1%	$140,264	$150,130	$9,866	7.0%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.34%	1.33%	1.27%	1.31%	1.29%	1.28%	1.25%	1.11%	nm	nm	1.31%	1.23%	nm	nm
Canada	1.06%	0.87%	0.93%	0.95%	1.05%	0.96%	0.92%	0.65%	nm	nm	0.97%	0.91%	nm	nm
Total	1.30%	1.27%	1.23%	1.26%	1.25%	1.23%	1.20%	1.05%	nm	nm	1.26%	1.18%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.038%	0.037%	0.038%	0.038%	0.039%	0.039%	0.039%	0.040%	nm	nm	0.152%	0.157%	nm	nm
Canada	0.098%	0.133%	0.119%	0.124%	0.103%	0.112%	0.106%	0.115%	nm	nm	0.474%	0.436%	nm	nm
Total	0.047%	0.052%	0.050%	0.052%	0.049%	0.050%	0.050%	0.052%	nm	nm	0.201%	0.201%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.70	$4.19	$4.45	$4.23	$3.77	$4.08	$4.17	$4.22	nm	nm	$16.58	$16.26	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 18

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$/# Change	% Change	YTD 2020	YTD 2021	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$921.0	$758.4	$874.1	$945.5	$1,261.9	$1,336.1	$1,247.8	$1,300.3	$354.8	37.5%	$3,499.0	$5,146.1	$1,647.1	47.1%
Canada Retail Mutual Funds	280.9	165.2	189.6	256.0	424.0	357.0	314.8	343.0	87.0	34.0%	891.8	1,438.8	547.0	61.3%
Indexed Annuities	72.2	48.4	47.2	50.6	55.5	62.8	51.9	60.1	9.5	18.8%	218.3	230.2	11.9	5.4%
Variable Annuities and other	600.6	440.5	421.7	529.3	627.1	767.6	668.7	782.2	253.0	47.8%	1,992.0	2,845.6	853.5	42.8%
Total sales-based revenue generating product sales	1,874.7	1,412.5	1,532.6	1,781.3	2,368.4	2,523.4	2,283.1	2,485.7	704.4	39.5%	6,601.1	9,660.7	3,059.6	46.3%
Managed Accounts	246.2	200.1	223.0	230.7	330.1	381.8	387.5	406.3	175.6	76.1%	900.1	1,505.6	605.6	67.3%
Segregated Funds and other	124.8	73.9	85.3	57.3	154.9	135.0	119.8	127.0	69.7	121.6%	341.3	536.8	195.5	57.3%
Total product sales	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$949.7	45.9%	$7,842.5	$11,703.1	$3,860.6	49.2%

Canada Retail Mutual Funds	$280.9	$165.2	$189.6	$256.0	$424.0	$357.0	$314.8	$343.0	$87.0	34.0%	$891.8	$1,438.8	$547.0	61.3%
Segregated Funds and other	124.8	73.9	85.3	57.3	154.9	135.0	119.8	127.0	69.7	121.6%	341.3	536.8	195.5	57.3%
Total Canada product sales	405.7	239.2	274.9	313.3	579.0	492.0	434.6	470.0	156.7	50.0%	1,233.1	1,975.6	742.5	60.2%
Total U.S. product sales	1,840.0	1,447.3	1,566.1	1,756.1	2,274.5	2,548.2	2,355.8	2,549.0	792.9	45.2%	6,609.4	9,727.5	3,118.1	47.2%
Total product sales	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$949.7	45.9%	$7,842.5	$11,703.1	$3,860.6	49.2%

Client asset values, beginning of period ($mills)	$70,537	$59,036	$68,224	$72,606	$81,533	$85,888	$91,735	$91,765	$19,159	26.4%	$70,537	$81,533	$10,996	15.6%
Inflows	2,246	1,686	1,841	2,069	2,853	3,040	2,790	3,019	950	45.9%	7,843	11,703	3,861	49.2%
Outflows (1)	(1,703)	(1,074)	(1,333)	(1,427)	(1,759)	(1,826)	(1,756)	(1,819)	(392)	-27.5%	(5,538)	(7,161)	(1,623)	-29.3%
Net flows	543	613	508	642	1,095	1,214	1,034	1,200	557	86.8%	2,305	4,543	2,238	nm
Foreign currency impact, net	(978)	404	205	539	172	200	(323)	42	(498)	-92.3%	170	91	(79)	nm
Change in market value, net and other (2)	(11,065)	8,171	3,669	7,745	3,088	4,433	(681)	4,306	(3,439)	-44.4%	8,521	11,146	2,625	nm
Client asset values, end of period	$59,036	$68,224	$72,606	$81,533	$85,888	$91,735	$91,765	$97,312	$15,779	19.4%	$81,533	$97,312	$15,779	19.4%
Annualized net flows as % of beginning of period asset values	3.1%	4.2%	3.0%	3.5%	5.4%	5.7%	4.5%	5.2%	1.7%	nm	3.3%	5.6%	2.3%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$32,693	$31,586	$35,204	$37,562	$41,161	$44,398	$46,113	$47,139	$9,577	25.5%	$34,261	$44,703	$10,441	30.5%
Canada Retail Mutual Funds	7,950	7,573	8,525	9,186	10,268	11,256	11,667	11,984	2,798	30.5%	8,309	11,294	2,985	35.9%
Managed Accounts	3,905	3,871	4,325	4,703	5,295	5,915	6,362	6,772	2,070	44.0%	4,201	6,086	1,885	44.9%
Indexed Annuities	2,389	2,427	2,446	2,469	2,495	2,541	2,585	2,620	151	6.1%	2,433	2,560	127	5.2%
Variable Annuities and other	17,292	16,890	18,551	19,634	21,291	22,554	23,193	23,567	3,933	20.0%	18,092	22,651	4,560	25.2%
Segregated Funds	2,366	2,291	2,461	2,536	2,622	2,713	2,732	2,727	191	7.5%	2,413	2,698	285	11.8%
Total	$66,595	$64,638	$71,512	$76,090	$83,131	$89,378	$92,652	$94,809	$18,720	24.6%	$69,709	$89,993	$20,284	29.1%

Canada Retail Mutual Funds	$7,950	$7,573	$8,525	$9,186	$10,268	$11,256	$11,667	$11,984	$2,798	30.5%	$8,309	$11,294	$2,985	35.9%
Segregated Funds	2,366	2,291	2,461	2,536	2,622	2,713	2,732	2,727	191	7.5%	2,413	2,698	285	11.8%
Total Canada average client assets	10,316	9,864	10,986	11,722	12,890	13,969	14,399	14,711	2,989	25.5%	10,722	13,992	3,271	30.5%
Total U.S. average client assets	56,279	54,775	60,526	64,368	70,241	75,409	78,252	80,098	15,730	24.4%	58,987	76,000	17,013	28.8%
Total average client assets	$66,595	$64,638	$71,512	$76,090	$83,131	$89,378	$92,652	$94,809	$18,720	24.6%	$69,709	$89,993	$20,284	29.1%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,031	2,048	2,072	2,091	2,115	2,159	2,192	2,218	127	6.1%	2,060	2,171	111	5.4%
Recordkeeping only	658	671	685	697	714	741	762	780	83	11.8%	678	749	71	10.5%
Total	2,689	2,718	2,757	2,788	2,830	2,899	2,954	2,998	209	7.5%	2,738	2,920	182	6.6%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 18

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)							$21,558	$29,345				$50,903
Other, net (2)							1,378	8,159				9,537
Revenues							22,937	37,504				60,440

Benefits and expenses:
Contract acquisition costs (3)							23,524	29,264				52,788
Adjusted other operating expenses							7,485	8,411				15,895
Adjusted operating benefits and expenses							31,009	37,675				68,684

Adjusted operating income before income taxes							$(8,072)	$(171)				$(8,243)
Non-controlling interest before income taxes							(1,465)	(540)				(2,005)
Adjusted operating income before income taxes attributable to Primerica, Inc.							$(6,608)	$369				$(6,239)

Senior Health EBITDA
Adjusted operating income before income taxes including NCI							$(8,072)	$(171)				$(8,243)
Less: Amortization of intangibles							(2,900)	(2,900)				(5,800)
Less: Depreciation							(244)	(249)				(493)
Adjusted EBITDA (Including non-controlling interest) (4)							$(4,928)	$2,978				$(1,950)

Financial Analysis and Key Statistics
Senior Health submitted policies (5)							20,867	39,142				60,009
Senior Health approved policies (6)							18,276	32,047				50,323

Primerica representatives Senior Health certified							17,588	26,441				26,441
Senior Health submitted policies sourced by Primerica representatives							319	4,175				4,494

LTV per approved policy (7)							$1,180	$1,069				$1,109
CAC per approved policy (7)							$1,287	$913				$1,049
LTV / CAC multiple							0.9 x	1.2 x				1.1 x

(1)

Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints.  Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different from the estimated constrained LTV’s which we refer to as tail revenue.

(2)	Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition
(3)

Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

(4)	Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments
(5)

Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.

(6)	Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force
(7)	In whole dollars.

13 of 18

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$6,074	$5,900	$6,333	$5,259	$5,713	$5,800	$5,788	$5,020	$(239)	-4.6%	$23,566	$22,320	$(1,246)	-5.3%
Ceded premiums	(1,593)	(1,631)	(1,712)	(1,909)	(1,423)	(1,822)	(1,459)	(1,963)	(54)	-2.8%	(6,845)	(6,666)	178	2.6%
Net premiums	4,480	4,270	4,621	3,350	4,290	3,978	4,328	3,057	(293)	-8.7%	16,721	15,654	(1,067)	-6.4%
Allocated net investment income	15,553	13,913	14,975	14,339	12,592	11,954	11,321	10,738	(3,601)	-25.1%	58,779	46,604	(12,175)	-20.7%
Commissions and fees:
Prepaid Legal Services	3,829	4,557	4,942	5,104	4,783	5,182	6,712	4,085	(1,019)	-20.0%	18,432	20,761	2,328	12.6%
Auto and Homeowners Insurance	1,672	2,263	1,985	2,194	1,787	2,101	2,436	1,971	(223)	-10.2%	8,113	8,295	182	2.2%
Mortgage loans	264	1,301	3,011	4,146	4,960	6,061	6,719	6,598	2,451	59.1%	8,722	24,337	15,615	nm
Other sales commissions	1,813	2,231	2,061	2,301	2,041	2,291	2,129	2,307	5	0.2%	8,407	8,767	360	4.3%
Other, net	954	865	922	977	836	1,040	1,101	992	15	1.5%	3,719	3,969	250	6.7%
Adjusted operating revenues	28,566	29,400	32,516	32,412	31,288	32,607	34,746	29,746	(2,665)	-8.2%	122,895	128,387	5,493	4.5%

Benefits and expenses:
Benefits and claims	6,249	4,236	3,957	7,178	4,826	5,859	3,728	4,443	(2,735)	-38.1%	21,621	18,856	(2,765)	-12.8%
Amortization of DAC	166	346	295	251	246	264	347	203	(48)	-19.0%	1,058	1,060	2	0.2%
Insurance commissions	357	343	371	286	299	306	320	246	(41)	-14.2%	1,358	1,171	(187)	-13.8%
Insurance expenses	1,544	1,447	1,309	1,347	1,391	1,327	1,367	1,257	(90)	-6.6%	5,646	5,343	(304)	-5.4%
Sales commissions	3,723	4,985	5,779	6,430	6,434	7,185	8,290	6,839	409	6.4%	20,917	28,748	7,830	37.4%
Interest expense	7,192	7,200	7,221	7,225	7,145	7,141	7,529	8,804	1,578	21.8%	28,839	30,618	1,779	6.2%
Adjusted other operating expenses	28,972	22,544	25,597	27,818	35,211	27,413	26,695	30,301	2,483	8.9%	104,930	119,621	14,690	14.0%
Adjusted benefits and expenses	48,203	41,102	44,529	50,535	55,551	49,495	48,277	52,093	1,557	3.1%	184,370	205,416	21,046	11.4%
Adjusted operating income before income taxes	$(19,637)	$(11,702)	$(12,013)	$(18,124)	$(24,263)	$(16,888)	$(13,531)	$(22,346)	$(4,222)	-23.3%	$(61,475)	$(77,029)	$(15,554)	-25.3%

14 of 18

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2021
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$477,744	$477,744	$-	14.7%	15.1%

Fixed Income:
Treasury	41,907	41,602	305	1.3%	1.3%	1.09%	AAA
Government	254,411	245,286	9,125	7.8%	7.8%	2.87%	AA-
Tax-Exempt Municipal	42,585	40,146	2,439	1.3%	1.3%	2.72%	AA
Corporate	1,512,819	1,453,291	59,528	46.6%	46.0%	3.32%	BBB+
Mortgage Backed	390,828	388,691	2,137	12.0%	12.3%	2.49%	AAA
Asset Backed	114,411	114,609	(198)	3.5%	3.6%	2.71%	AA-
Cmbs	145,525	142,632	2,893	4.5%	4.5%	2.99%	AA-
Private	218,537	214,038	4,499	6.7%	6.8%	3.88%	BBB
Redeemable Preferred	5,898	5,447	450	0.2%	0.2%	5.47%	BBB
Total Fixed Income	2,726,922	2,645,743	81,179	84.1%	83.7%	3.12%	A

Equities and Other:
Perpetual Preferred	13,186	13,186	-	0.4%	0.4%
Common Stock	19,084	19,084	0	0.6%	0.6%
Mutual Fund	6,757	6,757	-	0.2%	0.2%
Derivatives	-	-	-	0.0%	0.0%
Total Equities	39,027	39,027	0	1.2%	1.2%

Total Invested Assets	$3,243,694	$3,162,515	$81,179	100.0%	100.0%

Public Corporate Portfolio by Sector

Consumer Non Cyclical	$179,285	$172,430	$6,855	11.9%	11.9%
Insurance	166,214	159,914	6,300	11.0%	11.0%
Energy	164,387	156,195	8,193	10.9%	10.7%
Reits	142,667	136,748	5,919	9.4%	9.4%
Banking	139,865	135,970	3,895	9.2%	9.4%
Technology	115,450	110,600	4,850	7.6%	7.6%
Consumer Cyclical	107,936	103,903	4,033	7.1%	7.1%
Electric	82,094	78,288	3,806	5.4%	5.4%
Capital Goods	79,394	77,312	2,083	5.2%	5.3%
Basic Industry	73,180	69,758	3,422	4.8%	4.8%
Transportation	65,902	63,627	2,275	4.4%	4.4%
Brokerage	60,665	57,895	2,770	4.0%	4.0%
Communications	56,346	52,745	3,601	3.7%	3.6%
Finance Companies	48,755	47,904	851	3.2%	3.3%
Financial Other	10,551	10,352	199	0.7%	0.7%
Industrial Other	6,974	6,748	226	0.5%	0.5%
Utility Other	5,455	5,386	69	0.4%	0.4%
Natural Gas	5,425	5,192	233	0.4%	0.4%
Owned No Guarantee	2,274	2,325	(51)	0.2%	0.2%
Total Corporate portfolio	$1,512,819	$1,453,291	$59,528	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$295,119	$290,843	$4,276	10.8%	11.0%	2.85%
1-2 Yrs.	239,893	233,427	6,466	8.8%	8.8%	3.22%
2-5 Yrs.	904,146	870,804	33,341	33.2%	32.9%	3.30%
5-10 Yrs.	1,013,634	991,086	22,548	37.2%	37.5%	2.94%
> 10 Yrs.	274,130	259,582	14,548	10.1%	9.8%	3.37%
Total Fixed Income	$2,726,922	$2,645,743	$81,179	100.0%	100.0%	3.12%

Duration

Fixed Income portfolio duration	4.8	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 18

Investment Portfolio - Quality Ratings As of December 31, 2021	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$495,055	18.7%
AA	312,418	11.8%
A	644,775	24.4%
BBB	1,079,123	40.8%
Below Investment Grade	93,294	3.5%
NA	21,078	0.8%
Total Fixed Income	$2,645,743	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$10,987	0.8%	AAA	$-	—
AA	76,642	5.3%	AA	5,439	2.5%
A	394,669	27.2%	A	34,862	16.3%
BBB	894,449	61.5%	BBB	161,231	75.3%
Below Investment Grade	75,595	5.2%	Below Investment Grade	12,506	5.8%
NA	950	0.1%	NA	-	—
Total Corporate	$1,453,291	100.0%	Total Private	$214,038	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$70,439	49.4%	AAA	$334,680	86.1%
AA	3,171	2.2%	AA	53,703	13.8%
A	68,957	48.3%	A	195	0.1%
BBB	-	—	BBB	-	—
Below Investment Grade	65	0.0%	Below Investment Grade	82	0.0%
NA	-	—	NA	31	0.0%
Total CMBS	$142,632	100.0%	Total Mortgage-Backed	$388,691	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$14,674	12.8%	AAA	$62,572	21.8%
AA	5,759	5.0%	AA	137,767	48.0%
A	70,103	61.2%	A	70,896	24.7%
BBB	1,828	1.6%	BBB	12,753	4.4%
Below Investment Grade	2,147	1.9%	Below Investment Grade	2,899	1.0%
NA	20,097	17.5%	NA	0	0.0%
Total Asset-Backed	$114,609	100.0%	Total Treasury & Government	$286,888	100.0%

NAIC Designations

1	$1,226,848	52.4%
2	1,013,847	43.3%
3	90,447	3.9%
4	5,590	0.2%
5	691	0.0%
6	4,161	0.2%
U.S. Insurer Fixed Income (2)	2,341,584	100.0%
Other (3)	343,186
Cash and cash equivalents	477,744
Total Invested Assets	$3,162,515

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 18

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,784	$20,213	$20,882	$20,925	$20,020	$20,155	$19,860	$20,328	$(598)	-2.9%
Fixed-maturity securities (held-to-maturity)	13,472	14,074	14,704	15,223	15,146	15,495	15,741	15,825	602	4.0%
Equity Securities	451	461	433	406	391	411	413	416	10	2.5%
Deposit asset underlying 10% reinsurance treaty	1,830	1,394	1,694	1,330	1,368	1,238	987	785	(545)	-41.0%
Deposit asset - Mark to Market	(6,379)	2,259	1,165	960	(793)	(170)	(640)	(899)	(1,859)	-193.6%
Policy loans and other invested assets	189	541	242	272	231	98	289	401	129	47.4%
Cash & cash equivalents	843	143	114	103	119	156	96	85	(18)	-17.5%
Total investment income	31,190	39,085	39,234	39,219	36,483	37,383	36,746	36,940	(2,279)	-5.8%
Investment expenses	2,298	2,300	1,577	1,265	1,284	1,353	1,004	1,114	(151)	-11.9%
Interest Expense on Surplus Note	13,472	14,074	14,704	15,223	15,146	15,495	15,741	15,825	602	4.0%
Net investment income	$15,420	$22,710	$22,953	$22,731	$20,052	$20,535	$20,001	$20,001	$(2,730)	-12.0%
Fixed income book yield, end of period	3.55%	3.54%	3.45%	3.44%	3.30%	3.31%	3.23%	3.12%
New money yield	3.25%	3.14%	2.44%	2.67%	1.72%	2.68%	2.21%	1.60%

									YOY Q4
	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	22.9%	21.5%	19.6%	18.7%	16.6%	16.5%	18.0%	18.7%	-0.0%
AA	12.1%	11.6%	12.8%	12.7%	12.2%	11.6%	11.0%	11.8%	-0.9%
A	22.9%	22.3%	21.8%	22.3%	23.0%	22.1%	23.6%	24.4%	2.1%
BBB	38.9%	40.4%	42.0%	42.3%	44.0%	45.5%	42.9%	40.8%	-1.5%
Below Investment Grade	3.1%	4.0%	3.8%	3.9%	4.1%	4.2%	4.1%	3.5%	-0.4%
NA	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.3%	0.8%	0.7%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A-	A-	A	A

		As of December 31, 2021				As of December 31, 2021			As of December 31, 2021
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$16,289	$15,978	AAA	Canada	$88,126	$83,044	AAA	$2,126	$2,134
2	Province of Ontario Canada	15,506	15,194	A+	Australia	26,950	25,784	AA	8,811	8,649
3	Province of Quebec Canada	14,496	13,595	AA-	United Kingdom	23,291	22,424	A	15,547	15,245
4	Morgan Stanley	13,502	13,144	BBB+	Cayman Islands	16,054	15,886	BBB	11,588	11,312
5	TC Energy Corp	12,874	12,585	BBB+	Japan	10,624	10,240	Below Investment Grade	2,916	2,899
6	Province of Alberta Canada	12,664	12,196	A	Mexico	10,088	9,876	NA	—	—
7	ConocoPhillips	12,414	11,058	A-	Ireland	9,698	9,372	Total	$40,989	$40,240
8	Enbridge Inc	11,923	11,662	BBB+	Bermuda	9,587	9,311
9	Ontario Teachers' Pension Plan	10,679	10,199	AA+	France	7,566	7,289
10	Western & Southern Mutual Holding Co	10,548	9,611	AA-	Netherlands	7,055	5,953	Non-Government Investments (1)
11	Oracle Corp	10,512	10,288	BBB+	Supra-National	4,658	4,619
12	Capital One Financial Corp	10,158	9,843	BBB	Brazil	4,452	4,428	AAA	$2,999	$2,999
13	Fairfax Financial Holdings Ltd	9,981	9,867	BBB-	Israel	3,868	3,553	AA	5,729	5,701
14	Wells Fargo & Co	9,978	9,778	A-	Germany	3,668	3,594	A	50,805	48,730
15	Province of Newfoundland and Labrador	9,432	8,815	A	Luxembourg	3,601	3,500	BBB	148,358	140,757
16	Entergy Corp	9,242	9,037	BBB+	Emerging Markets (2)	14,545	14,392	Below Investment Grade	12,765	12,038
17	Enterprise Products Partners LP	9,074	8,477	BBB+	All Other	17,812	17,201	NA	—	—
18	AbbVie Inc	8,758	8,664	BBB+	Total	$261,644	$250,466	Total	$220,655	$210,226
19	Bristol-Myers Squibb Co	8,672	8,638	A+
20	JPMorgan Chase & Co	8,658	8,391	A-
21	The Williams Cos Inc	8,319	8,091	BBB
22	KeyCorp	8,134	8,027	BBB+
23	Discovery Inc	8,115	6,973	BBB-
24	UDR Inc	8,098	8,046	BBB+
25	WP Carey Inc	8,045	7,920	—
	Total	$266,070	$256,077

	% of total fixed income portfolio	8.2%	8.1%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

17 of 18

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2017	2018	2019	2020	2021	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

Recruits	303,867	290,886	282,207	400,345	349,374	84,762	133,123	101,861	80,599	94,633	89,285	91,884	73,572

Life-insurance licensed sales force, beginning of period	116,827	126,121	130,736	130,522	134,907	130,522	130,095	134,157	136,306	134,907	132,030	132,041	130,023
New life-licensed representatives	48,535	48,041	44,739	48,106	39,622	10,599	12,250	13,138	12,119	10,833	10,112	9,381	9,296
Non-renewal and terminated representatives	(39,241)	(43,426)	(44,953)	(43,721)	(45,014)	(11,026)	(8,188)	(10,989)	(13,518)	(13,710)	(10,101)	(11,399)	(9,804)
Life-insurance licensed sales force, end of period	126,121	130,736	130,522	134,907	129,515	130,095	134,157	136,306	134,907	132,030	132,041	130,023	129,515

Issued term life policies	312,799	301,589	287,809	352,868	323,855	71,318	94,044	100,199	87,307	82,667	90,071	75,914	75,203

Issued term life face amount	$95,635	$95,209	$93,994	$109,436	$108,521	$23,221	$27,754	$30,104	$28,357	$26,643	$29,981	$26,219	$25,678

Term life face amount in force, beginning of period	$728,385	$763,831	$781,041	$808,262	$858,818	$808,262	$804,512	$821,998	$840,227	$858,818	$869,643	$886,519	$894,018
Issued term life face amount	95,635	95,209	93,994	109,436	108,521	23,221	27,754	30,104	28,357	26,643	29,981	26,219	25,678
Terminated term life face amount	(65,958)	(70,291)	(71,519)	(60,848)	(64,798)	(18,294)	(14,315)	(13,733)	(14,506)	(17,240)	(14,706)	(16,241)	(16,610)
Foreign currency impact, net	5,769	(7,708)	4,746	1,968	862	(8,676)	4,046	1,859	4,740	1,422	1,602	(2,480)	319
Term life face amount in force, end of period	$763,831	$781,041	$808,262	$858,818	$903,404	$804,512	$821,998	$840,227	$858,818	$869,643	$886,519	$894,018	$903,404

Estimated annualized issued term life premium
Premium from new policies	$255.4	$250.8	$244.8	$303.6	$297.2	$61.5	$77.7	$86.0	$78.4	$74.5	$82.6	$70.7	$69.4
Additions and increases in premium	49.5	55.2	60.2	68.9	77.0	15.0	17.8	17.9	18.1	18.0	20.3	19.5	19.1
Total estimated annualized issued term life premium	$304.9	$306.0	$305.0	$372.5	$374.2	$76.5	$95.5	$103.9	$96.5	$92.5	$103.0	$90.2	$88.5

Investment & Savings product sales	$6,192.2	$7,040.1	$7,533.2	$7,842.5	$11,703.1	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$3,040.2	$2,790.4	$3,019.0

Investment & Savings average client asset values	$56,791	$61,842	$65,029	$69,709	$89,993	$66,595	$64,638	$71,512	$76,090	$83,131	$89,378	$92,652	$94,809

Closed U.S. Mortgage Volume (brokered)	$—	$—	$31.1	$442.5	$1,229.2	$12.9	$65.8	$160.0	$203.8	$262.3	$298.6	$337.6	$330.8

18 of 18